TRI-STATE 1ST BANK, INC.
                                 P. O. BOX 796
                         EAST LIVERPOOL, OHIO, 43920

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                 TO BE HELD APRIL 19, 2000, AT THE OFFICES OF
                       1ST NATIONAL COMMUNITY BANK
                          16924 ST. CLAIR AVENUE
                           EAST LIVERPOOL, OHIO

Dear Tri-State 1st Bank, Inc. Shareholder:

      You are cordially invited to attend the 2000 Annual Meeting of the Shareholders of Tri-State 1st Bank, Inc., an Ohio corporation ("1st Bank"), on Wednesday, April 19, 2000. The meeting will be held at the executive offices of 1st National Community Bank at 16924 St. Clair Avenue, East Liverpool, Ohio, at 7:00 P.M. 1st National Community Bank ("1st National") is a wholly-
owned subsidiary of 1st Bank.   Whether or not you will attend the Annual
Meeting of the Shareholders, I urge you to immediately sign and return the enclosed Proxy in the envelope provided casting your vote on these important issues.

You are being asked to consider and vote on the following proposals:

     1. To set the number of Class 1 Directors to be elected at three (3) members of the Board of Directors and to elect three (3) Class 1 Directors each for a term of three (3) years to serve until the year 2003 A.D., or until the next meeting of Shareholders called for the purpose of electing Class 1 Directors. All three (3) of the current Class 1 Directors have been nominated for reelection.

     2. To ratify the appointment of S. R. Snodgrass, A.C., as the independent certified public accountants for 1st Bank in 2000.

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

       The close of business on March 10, 2000, has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By Order of the Board of Directors
St. Clair Township, Ohio
March 20, 2000
Keith R. Clutter
Secretary
                                YOUR VOTE IS IMPORTANT

PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY SO THAT YOUR SHARES WILL BE REPRESENTED AT THE MEETING. IF YOU CHOOSE TO ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND PERSONALLY CAST YOUR VOTES.

                            TRI-STATE 1st BANK, INC.
                                  P. O. BOX 796
                         EAST LIVERPOOL, OHIO, 43920

                              2000 ANNUAL MEETING

                                 PROXY STATEMENT

                         PROXIES, SOLICITATION AND VOTING

This Proxy Statement is furnished to the shareholders ("Shareholders") of Tri-State 1st Bank, Inc. ("1st Bank") in connection with the solicitation by the 1st Bank management, by order of the Board of Directors, of proxies
("Proxies") for use at the Annual Meeting of Shareholders to be held on April 19, 2000, and at any adjournment thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

The enclosed Proxy is for use at the Annual Meeting if a Shareholder is unable to attend the Annual Meeting in person or wishes to have his shares of common stock, no par value, of 1st Bank (the "Common Stock") voted by Proxy even if he attends the Annual Meeting. The Proxy may be revoked by the person giving it at any time before it is exercised, by notice to the Secretary of 1st Bank, by executing and delivering a Proxy having a later date, or by such persons appearing at the Annual Meeting and electing to vote in person. All shares of Common Stock of 1st Bank represented by valid Proxies received pursuant to this solicitation, and not revoked before they are exercised, will be voted at the Annual Meeting. The execution of a Proxy will in no way affect a Shareholder's right to attend the Annual Meeting and vote in person.

The election of Class 1 Directors and the appointment of S. R. Snodgrass A.C. as the Company's auditors, both require the affirmative vote of a majority of votes cast, at a meeting at which the holders of a majority of the outstanding Common Stock are present in person or by proxy. Abstentions and broker non-votes will be included in determining the number of shares present at the Annual Meeting of Shareholders but will not be included in determining the number of votes cast and as a result will not be considered in determining the outcome of the vote.

Holders of Common Stock of record at the close of business on March 10, 2000, (the "Record Date") will be entitled to vote at the Annual Meeting and at any adjournment thereof. At the close of business on the Record Date, 1st Bank had issued and outstanding 647,009 shares of Common Stock. In the election of Class 1 Directors, and in deciding all other questions presented at the Annual Meeting of Shareholders, each Shareholder will be entitled to one vote for each share of Common Stock held.

The cost of soliciting Proxies will be borne by 1st Bank. In addition to the use of the mails, Proxies may be solicited by personal contact or telephone. If applicable, banks, brokers, nominees and fiduciaries will be required to forward the soliciting material to the principals and obtain authorization for the execution of Proxies. 1st Bank will, upon request, reimburse banks, brokers and other institutions, nominees and fiduciaries for their expenses in forwarding Proxy material to the principals.

                          ELECTION OF DIRECTORS [PROPOSAL NO. 1]

The persons named in the accompanying Proxy will vote for the election of the nominees named below as Class 1 Directors, unless otherwise directed by the Shareholders giving Proxies. All nominees are now Class 1 Directors and all have consented to be named and to serve if elected. The Bylaws of 1st Bank provide that the number of Directors to be elected at the Annual Meeting of the Shareholders will be determined by resolution of the Board of Directors or the Shareholders. The number of Directors has been fixed at nine, divided into three equal Classes of three: Class 1, Class 2 and Class 3. The current term of the Class 1 Directors expires at the Annual Meeting and three Class 1 Directors are to be elected at the Annual Meeting, each for a three year term.

Provided a quorum is present, Class 1 Directors will be elected by the affirmative vote of not less than a majority of all shares present in person or represented by Proxy at the Annual Meeting. At each meeting of Shareholders for the election of Directors at which a quorum is present, the persons receiving the greatest number of votes shall be deemed elected Directors. Any Shareholder may cumulate his votes at an election of Directors upon fulfillment of the conditions prescribed in Section 1701.55 of the Ohio Revised Code, or any similar statute which may hereafter be enacted. Such Section generally requires that a Shareholder desiring to cumulate voting give advance notice in writing at least 48 hours before the Annual Meeting of his or her desire that the voting at the Annual Meeting be cumulative and that announcement of the giving of such notice be at the commencement of the Annual Meeting. Upon fulfillment of these notice requirements, each Shareholder has the right to cumulate the voting power he or she possesses and to give one candidate as many votes as the number of Directors to be elected multiplied by the number his or her votes equals, or to distribute his or her votes on the same principle among two or more candidates as he or she sees fit.

The Proxy solicited hereby cannot be voted for the election of a person to fill a directorship for which no nomination has been duly made.

Nominations for election to the Board of Directors may be made by any Shareholder entitled to vote for the election of Directors. Any such nomination shall contain the following information: (I) the name and address of the proposed nominee; (ii) the principal occupation of the nominee; (iii) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder will be voted for the proposed nominee; (iv) the name and residential address of each nominating Shareholder; (v) the number of shares of Common Stock owned by the nominating Shareholder; (vi) the total number of shares of Common Stock that to the knowledge of the nominating Shareholder are owned by the proposed nominee; and (vii) the signed consent of the proposed nominee to serve on the Board, if elected. Such nomination shall be delivered to the Secretary of 1st Bank not later than the opening of business at the Annual Meeting.

Nominations not made in accordance herewith may be disregarded by the chairperson of the meeting, and upon the chairperson's instructions the vote tellers may disregard all votes cast for each such nominee. If, at the time of the Annual Meeting of Shareholders, any of the nominees named in the Proxy Statement should be unable or decline to serve as a Class 1 Director, the Proxies are authorized to be voted for such substitute nominee or nominees as the Board of Directors recommends. The Board of Directors has no reason to believe that any nominee will be unable or decline to serve as a Class 1 Director.

Set forth below are the names of the nominees for election to the Board of Directors as Class 1 Directors and certain information furnished by such nominees to 1st Bank concerning themselves. The persons named below will be nominated for election to serve until the 2003 A.D. Annual Meeting of the Shareholders. It is the intention of the persons named in the Proxy to vote "For" the resolution establishing the number of Class 1 Directors at three (3) persons and to vote "For" the election of these three (3) nominees.

                               Recommendation

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE PROPOSAL. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THIS PROPOSAL UNLESS A CONTRARY VOTE OR ABSTENTION IS SPECIFIED.

NOMINEES FOR THE CLASS 1 DIRECTORS

                          Position and Offices             Present and Principal
                          Held at 1st Bank       Director  Occupation for last
Name                 Age  and Subsidiaries       Since     five years
----                 ---  --------------------   -------- --------------------
William E. Blair, Jr. 64  Director   1st  Bank;            President of Bill
                          1st  National; Director          Blair Inc.(oil and
                          and VP-Gateminder         1991   gas exploration)

Stephen W. Cooper     56  Director   1st  Bank;            President of Cooper
                          1st National              1989   Insurance Agency
                                                           (general insurance)

Marvin H. Feldman     54  Director   1st  Bank;            Partner in The
                          1st  National             1987   Feldman Agency
                                                           (life insurance)

IDENTIFICATION OF OTHER DIRECTORS AND EXECUTIVE OFFICERS

The following persons are (I) current Directors of 1st Bank who are serving as either Class 2 Directors, whose terms expire in 2001, or Class 3 Directors, whose terms expire in 2002, and/or (ii) executive officers of 1st National.


                          Position and Offices             Present and Principal
                          Held at 1st Bank       Director  Occupation for last
Name                 Age  and Subsidiaries       Since     five years
----                 ---  --------------------   --------  -------------------

CLASS 2 DIRECTORS

Keith R. Clutter      56  Director-Secretary of            Secretary of 1st
                          1st  Bank; President of          Bank; President 1st
                          1st  National; Secretary         National (banking)
                          and Treasurer
                          Gateminder                 1987

G. Allen Dickey       69  Director   1st  Bank;            Chairman of D. W.
                          1st National               1987  Dickey & Son, Inc.
                                                           (construction
                                                           materials)

John P. Scotford, Sr. 71  Director   1st  Bank;            Chairman, McBarscot
                          1st National               1987  Company
                                                           (automobile dealer)

CLASS 3 DIRECTORS

Charles B. Lang       60  Director-President of            President of 1st
                          1st  Bank; Chairman and          Bank; Chairman &
CEO
                          CEO of 1st National:             of 1st National
                          President of                     (banking)
                          Gateminder                 1987

R. Lynn Leggett       52  Director  1st  Bank;             Funeral Director,
                          1st National               1996  Eells-Leggett
                                                            Funeral Home
                                                           (funeral services)

John C. Thompson      73  Director   1st  Bank;            Chairman of The
                          1st National               1987  Hall China Company
                                                            (pottery
                                                            manufacturing)

OTHER EXECUTIVE OFFICERS


                          Position and Offices      Present and Principal
                          Held at 1st Bank          Occupation for last
Name                 Age  and Subsidiaries          five years
----                 ---  --------------------      ---------------------

Kevin Anglemyer       35  Chief Financial Officer;  Chief Financial
                          1st Bank, 1st National,   Officer since 1998;
                          Gateminder; CPA           over 10 years of
                                                    banking experience

Roger D. Sanford      51  Vice President of         Vice President and Branch
                          1st National              Branch Administrator of 1st
                                                    National since 1999; Vice
                                                    President & Branch Manager
                                                    since 1992;  over 28 years
                                                    of banking experience

R. Keith Broadbent    56  Vice President of         Vice President of 1st
                          1st National              National since 1996; Loan
                                                    Officer of 1st National
                                                    since 1995; over 31 years of
                                                    banking experience

Steven A. Mabbot      43  Vice President of         Vice President & Loan
                          1st National              Department Manager of 1st
                                                    National since 1994; over 12
                                                    years of banking experience

Vickie L. Owens       38  Vice President of         Vice President & Supervisor
                          1st National              of Data Processing of 1st
                                                    National since 1991; over 21
                                                    years of banking experience

Lester W. Smith       70  Vice President of         Vice President of
                          1st National              Pennsylvania Operations of
                                                    1st National since 1999;
                                                    over 40 years of experience
                                                    in financial field

Joseph M.             35  Assistant Vice President  Assistant Vice President &
Schmalstieg               of 1st National           Business Development of 1st
                                                    National since 1998; over 5
                                                    years of banking experience

                          Position and Offices      Present and Principal
                          Held at 1st Bank          Occupation for last
Name                 Age  and Subsidiaries          five years
----                 ---  --------------------      ---------------------
Judy A. Mouse         32  Assistant Cashier of      Assistant Cashier &
                          1st National              Supervisor; 1st National
                                                    since 1998; over 11 years of
                                                    banking experience

BOARD OF DIRECTOR AND COMMITTEE MEETINGS

During 1999, the Board of Directors of 1st Bank held 5 regular meetings of the Board. 1st Bank has no standing audit, nominating, compensation or other committees of the Board of Directors. All of 1st Bank's Directors attended at least 75% of its Board meetings except Director John P. Scotford, Sr. who attended two of the five meetings. The Directors of 1st Bank also constitute the entire Board of Directors of 1st National Community Bank, a wholly-owned subsidiary of 1st Bank. There were 12 meetings of the Board of Directors of 1st National. All of 1st National's Directors attended at least 75% of its Board meetings except Director John P. Scotford, Sr. who attended 25% of the meetings, and Director William E. Blair who attended 67% of the meetings. Director Scotford travels extensively and lives at a Florida residence for a good portion of each year and Director Blair missed all meetings in the first quarter of 1999 due to illness.

                          EXECUTIVE COMPENSATION

The following table reflects the compensation paid by 1st National during 1999, 1998 and 1997 for services in all capacities by the Chairman & CEO. No employee received an annual salary and bonus in excess of $100,000. More specific information regarding compensation is provided in the notes accompanying the tables.

Summary Compensation Table

                                               Annual Compensation
                                               Salary        Bonus
                                               (A)           (A)
  Name and Position          Year              ($)           ($)
  ----------------------------------------------------------------
 Charles B. Lang             1999              $71,760      $1,528
 Chairman & CEO              1998               64,972       3,428
                             1997               62,800       1,256

(A) Amounts shown include all cash compensation earned and received by the named executive officer.

OPTIONS/SAR GRANTS/INCENTIVE PLANS

1st Bank does have in place a stock option plan which was approved by the Shareholders at their annual meeting on March 19, 1997. A committee was chosen by the Board of Directors of 1st National comprised of Directors but not including any executive officers of either 1st Bank or 1st National for the purpose of awarding options to purchase Common Stock of 1st Bank to deserving officers and Directors for the year 1999. Under the Plan, there are 68,750 shares of 1st Bank stock eligible for distribution under the stock option plan.

Effective August 25, 1999, 13,600 share options were granted to 14 officers and Directors of 1st National at an exercise price of $26.40 per share for a term of ten (10) years to expire in ten years on August 24, 2009 A.D. The Fair Market Value per share on August 25, 1999, was $26.40 per share. A total of 7,650 Incentive Stock Options were granted to 7 key officers and 5,950 Non-Qualified Stock Options were granted to 7 Directors.

The following table describes the individual stock options granted to the Chief Executive Officer of 1st Bank and 1st National during the year 1999:

                                         Option/SAR Grants in Last Fiscal Year
                                        Individual Grants to Executive Officers
--------------------------------------------------------------------------------
                 Number of     % of Total
                 Securities    Options/SARs
                 Underlying    Granted to
                 Options/SARs  Employees       Exercise or Base
Name             Granted (#)   in fiscal year  Price ($/Sh)      Expiration Date
--------------------------------------------------------------------------------
Charles B. Lang     2,750          36%             $26.40              8/24/2009

The following table describes each exercise of stock options and SARs during the year 1999 by the named executive officer of 1st National and 1st Bank:

                   Aggregated Option/SAR Exercises in Last Fiscal Year
                              and FY-End Option/SAR Values
--------------------------------------------------------------------------------
                                             Number of Securities     Value of
                                                 Underlying         Unexercised
                                                 Unexercised        In-the-Money
                                                 Options/SARs       Options/SARs
                                                 at FY-End (#)     at FY-End (#)
                Shares Acquired                  Exercisable/       Exercisable/
Name            on Exercise (#)  Value Realized   Unexercisable    Unexercisable
--------------------------------------------------------------------------------
Charles B. Lang      None             $0           12,250/0         $84,550/$0

There are no other stock option or stock appreciation rights plans, nor are there any long - term incentive plans for employees of 1st Bank or 1st National.

COMPENSATION OF DIRECTORS

For the year 1999, no compensation was paid to any Directors of 1st Bank for their services to the holding company. No compensation was paid to Directors Lang and Clutter as Directors of 1st National, who are compensated in their capacity as officers of 1st National. Compensation paid to each of the remaining seven outside Directors of 1st National was as follows: an annual retainer of $2,200; $230 for each of the 12 Board meetings attended; and $230 for each Executive Committee attended (three outside Directors are assigned to each of the monthly Executive Committee meetings). $175 was paid to the three members of the Audit Committee for each of the two meetings attended, and also to the four non-officer Director members of the Future Directions and New Office Expansion Committee for the two meetings held provided that they had attended.

EMPLOYMENT ARRANGEMENTS

1st Bank has not entered into any employment contracts with any of its executive officers, nor is there any arrangement, plan or agreement in effect between 1st Bank and any executive officer providing for compensation to be paid in the event of the resignation, retirement or termination of any such officer or in the event of a change in control of 1st Bank.

                           SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

As of March 10, 2000, there were 647,009 shares of Common Stock issued and outstanding and 52,382 stock options to purchase unissued shares of which all stock options are owned by current Directors and officers of 1st National.
The following table sets forth information as of March 10, 2000, with respect to beneficial ownership of 1st Bank's Common Stock by: (I) all persons known to 1st Bank to be considered to own beneficially more than five (5%) percent of its voting securities; (ii) all Directors and Director nominees of 1st Bank; and (iii) all of 1st Bank's officers and Directors as a group. Unless otherwise stated, each person so named exercises or would exercise sole voting power and investment power as to the shares of Common Stock so indicated.
                                           Amount and
                                           Nature of
Name and Address                           Beneficial
of Beneficial Owner                        Ownership(1)    Percentage of Class
------------------------------------------------------------------------------
William E. Blair, Jr.                      7,475(2)        1.07%
13004 Woodworth Road
New Springfield, OH 44443

Keith R. Clutter                           6,700(3)        *
2642 Carter Street
East Liverpool, OH  43920

                                           Amount and
                                           Nature of
Name and Address                           Beneficial
of Beneficial Owner                        Ownership(1)    Percentage of Class
------------------------------------------------------------------------------
Stephen W. Cooper                          4,135 (4)       *
933 Park Boulevard
East Liverpool, OH  43920

G. Allen Dickey                           23,949 (5)       3.42%
6938 State Route 45
Lisbon, OH  44432

Marvin H. Feldman                         31,684 (6)       4.53%
932 Midway Lane
East Liverpool, OH  43920

Charles B. Lang                           64,138 (7)       9.17%
R. D. #1, Box 255
Chester, WV  26034

R. Lynn Leggett                            6,812 (8)       *
425 Chestnut Street
Lisbon, OH  44432

John P. Scotford                          52,219 (9)       7.47%
7316 Christopher Drive
Poland, OH  44514

John C. Thompson                          13,559 (10)      1.94%
913 Park Boulevard
East Liverpool, OH  43920

Kevin Anglemyer                            1,675 (11)      *
126 Ambrose Drive
Clinton, PA, 15026

R. Keith Broadbent                         1,375 (12)      *
1321 Riverview Street
East Liverpool, OH  43920

Roger D. Sanford                           3,819 (13)      *
50621 Stagecoach Road
East Liverpool, OH  43920

Steven A. Mabbott                          2,100 (14)      *
15792 Highland Drive
East Liverpool, OH, 43920

Lester W. Smith                              500 (15)      *
101 Murray Drive
Beaver, PA, 15009

All Directors and Executive Officers as a group
                                         220,140           31.48%

* Indicates that the percentage of shares beneficially owned does not exceed 1% of the class.

(1) For the purposes of this table, shares are considered "beneficially" owned If the person directly or indirectly has the sole or shared power to vote or direct the voting of the securities or the sole or shared power to dispose of or direct the disposition of the securities. A person is also considered to beneficially own shares that such person has the right to acquire within 60 days. In computing the percentage of ownership for each nominee, director and principal officer and the group, the shares covered by exercisable stock options held by such nominee, director, principal officer and group are deemed outstanding. In calculating the percentage of class owned, the total number of shares issued and outstanding have been increased to reflect the number of shares that would be outstanding.

(2) Includes 1,500 shares owned of record, 2,500 shares owned in the name of his spouse and 3,475 stock options.

(3)   Includes 550 shares owned of record and 6,150 stock options.

(4)   Includes 660 shares owned of record and 3,475 stock options.

(5) Includes 660 shares owned of record, 19,470 shares owned in trust and in the name of his spouse and 3,819 stock options.

(6) Includes 550 shares owned of record, 27,315 shares owned jointly with his spouse, in the name of his spouse, in the name of his spouse in Trust and held in corporate name, and 3,819 stock options.

(7) Includes 15,060 shares owned of record, 36,828 shares held in Trust, an IRA custodial account and as Co-Trustee of the Francis H. Lang Trust, and 12,250 stock options.

(8) Includes 310 shares owned of record, 3,714 shares owned jointly with his spouse in broker accounts and 2,788 stock options.

(9) Includes 550 shares owned of record, 47,850 shares held in Trust from himself and in Trust in the name of his spouse and 3,819 stock options.

(10)  Includes 9,740 shares owned of record and 3,819 stock options.

(11) Includes 150 shares owned of record, 50 shares in a IRA custodial account and 1,475 stock options.

(12) All 300 shares are owned jointly with another person and 1,075 stock options.

(13)  All 3,819 shares are by stock option.

(14)  All 2,100 shares are by stock option.

(15)  All 500 shares are by stock option.

SECTION 16 (A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under the federal securities laws, 1st Bank Directors, officers and persons holding more than ten percent (10%) of 1st Bank's stock are required to report, within specified monthly and annual due dates, their initial ownership of Common Stock and all subsequent acquisitions, dispositions or other transfers of beneficial interests therein, if and to the extent reportable events occur which require reporting by such due dates. 1st Bank is required to describe in this Proxy Statement whether, to its knowledge, any person required to file such a report may have failed to do so in a timely manner. 1st Bank is not aware of any untimely filing.

             RATIFICATION OF S. R. SNODGRASS, A.C. [PROPOSAL NO. 2]

The Board of Directors of 1st Bank has appointed S. R. Snodgrass as independent auditors to examine the financial statements of 1st Bank and its subsidiaries for the fiscal year ending December 31, 2000, and have directed that such appointment be submitted for ratification by the Shareholders at the Annual Meeting.

The affirmative vote of the majority of the shares represented at the Annual Meeting and entitled to vote is required for ratification. Management recommends that the appointment of S. R. Snodgrass be ratified by Shareholders.

Representatives of S. R. Snodgrass are expected to be present at the Annual Meeting. S. R. Snodgrass has represented 1st Bank since its formation and has represented 1st National since its charter was granted in 1987 and has served the Board of Directors in that capacity for nearly 13 years.

                            RECOMMENDATION

The Board of Directors recommends that the Shareholders vote "For" the proposal. Proxies solicited by the Board of Directors will be voted in favor of this proposal unless a contrary vote or abstention is specified.

              CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since the beginning of the 1st Bank's 1999 fiscal year, 1st Bank has been a party to the transactions described as follows with certain of its Directors, officers or Shareholders owning more than 5% of the 1st Bank Common Stock or business controlled by such persons or any member of the immediate family of any of such persons:

William E. Blair, Jr., a Director of 1st Bank, has obtained two lines of credit and one demand note from 1st National in the maximum aggregate principal amount of $370,000.

The balance outstanding at March 10, 2000, was $161,521. The rate of interest on the outstanding balance is the New York Prime rate (currently 8.75%) plus 1%.

Keith R. Clutter, a Director of 1st Bank, has obtained an overdraft line of credit in the principal amount of $1,000 from 1st National. The balance outstanding at March 10, 2000, was $1,000. The rate of interest on the outstanding balance is 16%. He had co-signed a loan for a member of his immediate family in the original amount of $5,203. The rate of interest is 13% on an outstanding balance on March 10, 2000 of $3,789.

Stephen W. Cooper, a Director of 1st Bank, has obtained a term loan and a line of credit in the aggregate principal amount of $124,697 from 1st National.
The aggregate balance outstanding at March 10, 2000, was $116,719. The rates of interest on the loans are New York Prime rate plus 1 1/2% respectively.

G. Allen Dickey, a Director of 1st Bank, has obtained a line of credit and an overdraft line of credit in the aggregate principal amount of $125,000 from 1st National. The aggregate balance outstanding at March 10, 2000, was $0. The rates of interest on the lines of credit are New York Prime rate plus 1% and 16% respectively.

Marvin H. Feldman, a Director of 1st Bank, has obtained a line of credit in the original principal amount of $300,000 and a member of his immediate family has obtained a loan in the original principal amount of $22,036 from 1st National. The aggregate balance outstanding at March 10, 2000, was $319,149. The rates of interest on the loans are National Prime (currently 8.75%) plus 1% and 9% respectively.

Charles B. Lang, a Director and officer of 1st Bank, has obtained a real estate mortgage and an installment loan in the aggregate original principal amount of $76,521 from 1st National. The aggregate balance outstanding on March 10, 2000, was $67,917. The rates of interest on the loans are 8% and 8.5% respectively. He has also obtained an overdraft line of credit in the principal amount of $1,000 at a rate of 16% at 1st National and the outstanding balance on March 10, 2000 was $0. He has also guaranteed to the extent of $13,500 a portion of a mortgage loan for a member of his immediate family in the original amount of $68,000 at a one-year adjustable rate of 8% with a balance on March 10, 2000 of $68,000.

R. Lynn Leggett, a Director of 1st Bank, has obtained a term loan in the original principal amount of $18,446 from 1st National. The aggregate balance outstanding on March 10, 2000, was $11,297. The rate of interest on the term loan is 7.5%

OTHER MATTERS TO COME BEFORE THE MEETING [PROPOSAL NO. 3]

No other matters are intended to be brought before the Annual Meeting by 1st Bank, nor does 1st Bank know of any other matters to be brought before the Annual Meeting by others. If other matters properly come before the meeting, the persons named in the

Proxy will vote the shares represented therein in accordance with the judgment of management on any such matters.



                             SHAREHOLDER PROPOSALS

Shareholders who desire to submit proposals at 1st Bank's 2001 Annual Meeting of Shareholders must submit such proposals so that they are received by 1st Bank no later than October 30, 2000, in order to be considered for inclusion in 1st Bank's 2001 Proxy materials. Such shareholder proposals as well as any questions relating thereto, should be submitted to Tri-State 1st Bank, Inc., 16924 St. Clair Avenue, P. O. Box 796, East Liverpool, Ohio 43920, Attn.:
Secretary.

                                   GENERAL

UPON WRITTEN REQUEST TO 1ST BANK BY ANY SHAREHOLDER WHOSE PROXY IS SOLICITED HEREBY, 1ST BANK WILL FURNISH A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1999, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES THERETO, WITHOUT CHARGE TO THE SHAREHOLDER REQUESTING THE SAME. REQUESTS SHOULD BE DIRECTED TO THE ATTENTION OF KEITH R. CLUTTER, SECRETARY, AT P. O. Box 796, EAST LIVERPOOL, OHIO 43920.


By Order of the Board of Directors

/s/ Keith R. Clutter

Keith R. Clutter,
Secretary

                                      PROXY
                             TRI-STATE 1ST BANK, INC.
                                  P. O. Box 796
                           East Liverpool, Ohio 43920

                   PLEASE CHECK THE APPROPRIATE SPACES BELOW

The undersigned hereby appoints Hazel C. Schreckengost and Nancy Thompson Cope, and each of them, each with the power to appoint her substitute, to represent the undersigned and to vote all of the shares of Common Stock in Tri-State 1st Bank, Inc. ("1st Bank") held of record by the undersigned at the close of business on March 10, 2000, at the Annual Meeting of Shareholders of 1st Bank to be held at the main office of 1st National Community Bank, 16924 St. Clair Avenue, East Liverpool, Ohio, on Wednesday, April 19, 2000, at 7:00 P.M., and at any adjournment thereof.

A vote FOR the following proposals is recommended by the Board of Directors:

The shares represented hereby shall be voted as specified. If no specification is made, such shares shall be voted FOR proposals 1, 2 and 3. WHETHER OR NOT YOU ARE ABLE TO ATTEND THE MEETING, YOU ARE URGED TO SIGN
------------------------------------------------------------------------
AND MAIL THE PROXY IN THE RETURN ENVELOPE PROVIDED SO THAT YOUR STOCK MAY BE
----------------------------------------------------------------------------
REPRESENTED AT THE MEETING.
---------------------------
        Please check here if you are planning on attending this meeting.
-------

1.   ELECTION OF DIRECTORS

     Election of the three (3) nominees listed below as members of 1st Bank's Board of Directors as Class 1 Directors.

     William E. Blair, Jr.        FOR       AGAINST       ABSTAIN
                            -----     -----         -----
     Stephen W. Cooper            FOR       AGAINST       ABSTAIN
                            -----     -----         -----
     Marvin H. Feldman            FOR       AGAINST       ABSTAIN
                            -----     -----         -----
2. TO RATIFY the selection by the Board of Directors of S. R. Snodgrass, A.C., as 1st Bank's independent public auditors for the 2000 fiscal year.

                                  FOR       AGAINST       ABSTAIN
                            -----     -----         -----

3. Transaction of such other business as may properly come before the meeting or any postponement or adjournments thereof.
                                  FOR       AGAINST       ABSTAIN
                            -----     -----         -----

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF 1ST BANK

Signature (s):

---------------------------------------   ------------------------------------
                                            Total number of shares
-----------------------------------------                          -----------
     (Please print or type name [s])

NOTE: Sign exactly as your name(s) appear on your stock certificate. If shares of stock are held of record in the names of two or more persons or in the name of husband and wife, whether as joint tenants or otherwise, both or all such persons should sign. If shares of stock are held of record by a corporation, the Proxy should be executed by the President or other authorized officer, and the corporate seal should be affixed thereto. If shares of stock are held of record by a partnership, the Proxy should be executed in partnership name by an authorized person. Executors or administrators or other fiduciaries who execute the Proxy for a deceased shareholder should give their full title. Please date the Proxy.